SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 2, 2007
Date of Report (Date of earliest event reported)

VIRAGE LOGIC CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-31089	77-0416232
(Commission File Number)	(IRS Employer Identification No.)

47100 Bayside Parkway, Fremont, California 94538
(Address of Principal Executive Office) (Zip Code)

(510) 360-8000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 2, 2007, Virage Logic Corporation issued a press release announcing its financial results for the second quarter of fiscal 2007.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release, May 2, 2007, entitled “Virage Logic Reports Second-Quarter Fiscal 2007 Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date: May 2, 2007	By:	/s/ Christine Russell
Ms. Christine Russell
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT 99.1	Insert earnings press release here.